UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2006
REPUBLIC PROPERTY TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32699 (Commission File Number)	20-3241867 (IRS Employer Identification Number)

1280 Maryland Avenue, SW Suite 280 Washington, D.C. (Address of principal executive offices)		20024 (Zip Code)
(202) 863-0300
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ONLY THOSE ITEMS AMENDED ARE REPORTED HEREIN.
The registrant hereby amends its Current Report on Form 8-K, filed with the Securities Exchange Commission on May 31, 2006, which reported the purchase of the fee interest in WillowWood I and II (the “WillowWood Buildings”). Except for the following attached financial statements and pro forma financial information, this form 8-K/A does not modify or update other disclosures in, or exhibits to, the original filing.
Item 9.01. Financial Statements and Exhibits.
The following historical and pro forma financial information is presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X promulgated under the Securities Act of 1933, as amended. The historical financial statements of the WillowWood Buildings have been audited only for the most recent fiscal year as the transaction relating to the investment as described in the registrant’s Current Report on Form 8-K, filed May 31, 2006, did not involve a related party and, after reasonable inquiry, the registrant is not aware of any material factors related to the WillowWood Buildings not otherwise disclosed that would cause the reported historical financial information to not be necessarily indicative of future operating results. In addition, as the WillowWood Buildings will be directly or indirectly owned by entities that will elect or have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable. Consistent with our other acquisitions, material factors evaluated in the acquisition process included historical tenant occupancy levels, average rents and expected lease rollovers; expansion and/or redevelopment opportunities; our ability to add value through operating efficiencies; and our ability to finance the transaction.
     (a) Financial Statements of Businesses Acquired.

Page
WillowWood Buildings:
Report of Independent Registered Public Accounting Firm	F-1
Combined Statements of Revenues and Certain Expenses for the Year Ended December 31, 2005 and for the period January 1, 2006 through March 31, 2006 (unaudited)	F-2
Notes to Combined Statements of Revenues and Certain Expenses	F-3
     (b) Pro Forma Financial Information.

Republic Property Trust:
Unaudited Pro Forma Financial Information	F-4
Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2006 and notes thereto	F-5

Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2006 and notes thereto	F-7
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005 and notes thereto	F-9
     (c) Exhibits.

Exhibit No.	Document
23.1	Consent of Independent Registered Public Accounting Firm.

WILLOWWOOD I & II BUILDINGS
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Republic Property Trust
We have audited the accompanying combined statement of revenues and certain expenses (as defined in Note 1) of WillowWood I & II Buildings (the “WillowWood Buildings”) for the year ended December 31, 2005. This statement of revenues and certain expenses is the responsibility of the management of the WillowWood Buildings. Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the WillowWood Buildings’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the WillowWood Buildings’ internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying combined statement of revenues and certain expenses of the WillowWood Buildings was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the revenues and expenses of the WillowWood Buildings.
In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the WillowWood Buildings for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
McLean, Virginia
July 7, 2006

WILLOWWOOD I & II BUILDINGS
Combined Statements of Revenues and Certain Expenses

	Year ended	Three months
	December 31,	ended March 31,
(Dollars in thousands)	2005	2006
		(unaudited)
REVENUES:
Rental	$5,862	$1,487

Total revenues	5,862	1,487

CERTAIN EXPENSES:
Salaries	278	72
Taxes	398	101
Maintenance	527	128
Utilities	506	96
Insurance	36	9
Other	101	27

Total certain expenses	1,846	433

REVENUES IN EXCESS OF CERTAIN EXPENSES	$4,016	$1,054

See accompanying notes to statement of revenues and certain expenses

WILLOWWOOD I & II BUILDINGS
Notes to Combined Statements of Revenues and Certain Expenses
1. Organization
The accompanying combined statements of revenues and certain expenses comprise two office buildings (the “WillowWood Buildings”). The WillowWood Buildings are two 18 year-old office properties located in Fairfax City, Virginia. WillowWood I and WillowWood II contain 120,513 and 124,358 net rentable square feet, respectively. The accompanying statement was prepared on a combined basis as the properties were previously commonly owned and managed.
On May 25, 2006, Republic Property Limited Partnership (the Trust’s operating partnership of which it owns approximately 88% of the partnership units), through 100% owned subsidiary entities, acquired the WillowWood Buildings.
2. Summary of Significant Accounting Policies and Other Matters
Basis of Presentation
The accompanying combined statements of revenues and certain expenses of the WillowWood Buildings have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the combined statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may be directly attributable to the revenues and expenses expected to be incurred in the future operations of the WillowWood Buildings, have been excluded. Such items include depreciation, amortization, interest expense and interest income.
Revenue Recognition
Base rental revenues are recognized on a straight-line basis over the terms of the respective leases. Recoveries from tenants for real estate taxes and other operating expenses are recognized as revenue in the period the applicable costs are incurred. Recognition of rental income commences when control of the space has been given to the tenant.
Use of Estimates
The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and judgments that effect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.
3. Tenant Leases
The total minimum rents to be received from tenants located in the WillowWood Buildings under non-cancelable operating leases as of December 31, 2005 are as follows:

2006	$5,914
2007	5,991
2008	5,636
2009	4,517
2010	2,228
Subsequent to 2010	1,267

Total	$25,553

4. Unaudited Interim Statement
The combined statement of certain revenues and certain operating expenses for the WillowWood Buildings for the three months ended March 31, 2006 is unaudited. In the opinion of management all significant adjustments for a fair presentation of the combined statement of certain revenues and certain operating expenses have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year of operations for the WillowWood Buildings.

REPUBLIC PROPERTY TRUST
UNAUDITED PRO FORMA FINANCIAL INFORMATION
Management has prepared the following unaudited pro forma consolidated financial information by adjusting the historical consolidated financial statements of Republic Property Trust (“we,” “us,” or the “Company”) to give effect to the May 2006 acquisition of two office buildings (the “WillowWood Buildings”).
The unaudited pro forma consolidated balance sheet as of March 31, 2006, reflects the acquisition of the WillowWood Buildings as if it had occurred on March 31, 2006. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2005 and for the three months ended March 31, 2006 have been prepared as if the acquisition of the WillowWood Buildings had occurred at the beginning of each period presented.
The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been if the acquisition of the WillowWood Buildings had occurred at the beginning of each period presented nor do they purport to project the consolidated operations for any future period.
The following unaudited pro forma consolidated financial information should be read in conjunction with our Quarterly Report on Form 10-Q for the three months ended March 31, 2006 filed with the Securities and Exchange Commission (“SEC”); our Form 8-K reporting the acquisition of the WillowWood Buildings filed with the SEC on May 31, 2006; and our Annual Report on Form 10-K for the year ended December 31, 2005. In management’s opinion, all significant pro forma adjustments necessary to reflect the effects of the acquisition of the WillowWood Buildings have been made.

REPUBLIC PROPERTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2006

		Acquisition of the
(Dollars in thousands)	Historical	WillowWood Buildings	Pro Forma
	(a)	(b)
ASSETS
Investment in real estate:
Land	$83,600	$11,000	$94,600
Commercial office buildings and improvements	386,786	55,712	442,498

	470,386	66,712	537,098
Less: accumulated depreciation and amortization	(23,387)	—	(23,387)

	446,999	66,712	513,711
Cash and cash equivalents	10,382	—	10,382
Marketable securities	8,350	—	8,350
Restricted cash	5,920	—	5,920
Rents and other receivables	6,343	—	6,343
Prepaid expenses and other assets	24,364	1,441	25,805

Total assets	$502,358	$68,153	$570,511

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$231,847	$46,400	$278,247
Line of credit payable	—	20,295	20,295
Intangible lease liabilities	20,213	1,458	21,671
Taxes payable	2,989	—	2,989
Accounts payable and accrued liabilities	8,150	—	8,150
Tenant security deposits	2,261	—	2,261
Advance rents	857	—	857

Total liabilities	266,317	68,153	334,470

Minority interest — operating partnership	28,386	—	28,386

Shareholders’ Equity
Preferred stock, par value $0.01, 40 million shares authorized, none issued and outstanding	—	—	—
Common stock, par value $0.01, 200 million shares authorized, 26.0 million shares issued and outstanding	260	—	260
Additional paid-in capital	219,771	—	219,771
Accumulated deficit	(12,376)	—	(12,376)

Total Shareholders’ Equity	207,655	—	207,655

Total Liabilities and Shareholders’ Equity	$502,358	$68,153	$570,511

See accompanying notes to pro forma balance sheet

REPUBLIC PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2006
(a) Amounts are from the financial statements included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.
(b) Adjustment reflects the May 2006 purchase of the WillowWood Buildings. The total purchase price, including transaction costs and debt financing costs, was $66.9 million which was financed with $46.4 million of 6.2% fixed rate mortgage debt, $20.3 million of line of credit borrowings and a $250,000 deposit that was paid in March 2006 and applied to the purchase at closing. The total purchase price of the property acquired was allocated among land, building and improvements, and lease intangibles based on the estimated fair value at the time of the acquisition. The fair value of the in-place leases consists of the following components: (a) the estimated cost to replace the lease, (b) estimated leasing commissions, and (c) above/below market leases. The mortgage debt is secured by the WillowWood Buildings and has a stated maturity of June 11, 2016.

REPUBLIC PROPERTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2006
(Dollars in thousands, except per share data)

		Acquisition of the
		WillowWood
	Historical (a)	buildings (b)	Pro Forma
Revenues:
Rental income	$13,325	$1,629	$14,954
Management and development fees from related parties	1,362	—	1,362

Total operating revenue	14,687	1,629	16,316

Expenses:
Real estate taxes	1,290	101	1,391
Property operating costs	2,510	332	2,842
Depreciation and amortization	4,699	986	5,685
General and administrative	3,198	—	3,198

Total operating expenses	11,697	1,419	13,116

Operating income	2,990	210	3,200
Other income (expense):
Interest income	314	—	314
Interest expense	(3,235)	(1,019)	(4,254)

Total other income and expense	(2,921)	(1,019)	(3,940)

Net income (loss) before minority interest	69	(809)	(740)

Minority interest	(8)	97	89

Net income (loss)	$61	(712)	$(651)

Earnings (loss) per common share:
Basic and diluted	$0.00		$(0.03)

Weighted average shares outstanding:
Basic and diluted	25,985,752		25,985,752

See accompanying notes to this pro forma statement of operations

REPUBLIC PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2006
(a) Amounts are from the financial statements included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.
(b) Reflects the May 2006 acquisition of the WillowWood Buildings, as if such acquisition had occurred at the beginning of the period presented.
Revenues include an incremental positive adjustment of $142,000 reflecting straight-line rent adjustments and amortization of acquired net lease intangibles, all resulting from purchase accounting.
Depreciation and amortization reflects depreciation of the buildings and improvements, tenant improvements and amortization of acquired in-place lease values. Building and improvements are depreciated over 39 years, and five to 20 years, respectively, and tenant improvements are amortized over the life of the respective leases.
Interest expense reflects an adjustment for (i) interest on the mortgage debt incurred in connection with the acquisition — $723,000, and (ii) interest expense on borrowings under our line of credit — $296,000.

REPUBLIC PROPERTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005
(Dollars in thousands, except per share data)

	Period from	Period from
	January 1, 2005	December 20, 2005		Acquisition of the
	through December 19,	through December 31,	Fiscal Year ended	WillowWood
(Dollars in thousands except per share amounts)	2005 (a)	2005 (a)	December 31, 2005	Buildings (b)	Pro Forma (c)
Revenue:
Rental income	$33,909	$1,589	$35,498	$6,336	$41,834
Management and development fees	—	116	116	—	116

Total operating revenue	33,909	1,705	35,614	6,336	41,950
Expenses:
Real estate taxes	2,980	152	3,132	398	3,530
Property insurance	252	10	262	36	298
Property operating costs	6,356	267	6,623	1,412	8,035
Depreciation and amortization	10,594	579	11,173	3,751	14,924
Management fees	3,005	—	3,005	168	3,173
Management agreement write-offs	—	3,856	3,856	—	3,856
General and administrative	715	6,576	7,291	—	7,291

Total operating expenses	23,902	11,440	35,342	5,765	41,107

Operating income (loss)	10,007	(9,735)	272	571	843
Other income and expense:
Interest income	173	35	208	—	208
Interest expense	(18,273)	(3,704)	(21,977)	(3,878)	(25,855)

Total other income and expense	(18,100)	(3,669)	(21,769)	(3,878)	(25,647)

Net loss before minority interest	(8,093)	(13,404)	(21,497)	(3,307)	(24,804)
Minority interest	—	1,670	1,670	13	1,683

Net loss	$(8,093)	$(11,734)	$(19,827)	$(3,294)	$(23,121)

Earnings (loss) per common share:
Basic and diluted		$(0.47)			$(0.47)

Weighted average shares outstanding:
Basic and diluted		25,017,524			25,017,524

See accompanying notes to this pro forma statement of operations

REPUBLIC PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005
(a) Amounts are from the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005.
(b) Reflects the May 2006 acquisition of the WillowWood Buildings, as if such acquisition had occurred at the beginning of the period presented.
Revenues include a positive incremental adjustment of $474,000 reflecting straight-line rent adjustments and amortization of acquired net lease intangibles, all resulting from purchase accounting.
Depreciation and amortization reflects depreciation of the buildings and improvements, tenant improvements and amortization of acquired in-place lease values. Building and improvements are depreciated over 39 years, and five to 20 years, respectively, and tenant improvements are amortized over the life of the respective leases.
Interest expense reflects an adjustment for (i) interest on the mortgage debt incurred in connection with the acquisition — $2,935,000, and (ii) interest expense on borrowings under our line of credit — $943,000.
Management fees of $168,000 represent the management fees that our Predecessor would have paid for periods prior to the IPO. Since we are self-managed, no management fee expense will be incurred in our actual results of operations for the WillowWood buildings subsequent to the acquisition.
(c) Pro Forma earnings per common share represent the earnings per share from December 20, 2005 to December 31, 2005 plus earnings for the same 12 day period from the acquisition of the WillowWood Buildings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC PROPERTY TRUST

Date: August 3, 2006	By:	/s/ Michael J. Green

By: Michael J. Green
Title: Chief Financial Officer